EXECUTION VERSION

PURECYCLE TECHNOLOGIES LLC REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of October 28, 2020, by and among PureCycle Technologies LLC, a Delaware limited liability company (including, without limitation, any SPAC (as defined below) that may hold 100% of the equity interests of the Company or any successor thereto, the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”.
RECITAL

WHEREAS, the Company and the Investors entered into a Note Purchase Agreement, dated as of October 6, 2020 (the “Purchase Agreement”);

WHEREAS, the Purchase Agreement provides in Section 7(a) that the Company will negotiate in good faith the terms of a customary registration rights agreement with the Investors to become effective no later than twenty (20) days following the date of the First Closing Date (as defined below) granting the Investors certain registration rights for the Common Stock (as defined below) issuable upon conversion of the Notes (as defined below);

WHEREAS, the Company and the Investors hereby agree that this Agreement shall govern the registration rights for the Common Stock issuable upon conversion of the Notes;

WHEREAS, the Company and the Investors acknowledge and agree that the Company may not be the listed entity in any Qualified Public Company Event (as defined below). All of the provisions of this Agreement shall apply mutatis mutandis with respect to the entity whose Common Stock become publicly traded or listed; provided that, for the avoidance of doubt, the provisions of this Agreement will apply to the SPAC if the Qualified Public Company Event is the SPAC Transaction; and

WHEREAS, Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement or in the Indenture, dated as of October 7, 2020, by and between the Company (as defined below) and U.S. Bank National Association, as trustee and collateral agent (the “Indenture”), as applicable.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.Definitions. or purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person. With respect to the Holders, the term “Affiliate” shall include any funds managed by Magnetar Capital LLC or by other Affiliates of Magnetar Capital LLC.

1.2 “Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

1.3 “Board of Directors” means the board of directors of the Company.

1.4 “Common Stock” shall have the meaning set forth in the Indenture.

1.5 “Damages” means any loss, damage, claim, expense (including documented legal or other expenses reasonably incurred in connection with investigating, preparing, defending or enforcing any claim, proceeding or right to indemnification hereunder) and liability of any kind that arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or in the Disclosure Package or any preliminary, final or summary prospectus or Free Writing Prospectus included in any such registration statement or any amendment or supplement thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any other federal, state or foreign securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any other federal, state or foreign securities law.

1.6 “Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) the price to the public and the number of securities included in the offering; (iii) each Free Writing Prospectus and (iv) all other information that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

1.7 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.8 “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.9 “First Closing Date” shall have meaning set forth in the Note Purchase
Agreement.

1.10 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.11 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.12 “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

1.13 “Holder” means any holder of Registrable Securities who is a party to this
Agreement.

1.14 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.15 “Initiating Holders” means, collectively, Holders who properly initiate a registration or shelf takedown request, as applicable, under this Agreement.

1.16 “Merger Registration Statement” means any registration statement filed by the SPAC with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for the purpose of registering Common Stock (as defined in the Subscription Agreement) to be issued in connection with any SPAC Transaction or SPAC Financing Transaction (each as defined in the Indenture).

1.17 “Notes” shall have the meaning set forth in the Indenture.

1.18 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.19 “Qualified Public Company Event” shall have the meaning set forth in the Indenture.

1.20 “Registrable Securities” means (i) the Common Stock issued upon conversion of the Notes and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i).

1.21 “SEC” means the U.S. Securities and Exchange Commission.

1.22 “SEC Rule 144” means Rule 144 promulgated by the SEC under the
Securities Act.
1.23 “SEC Rule 145” means Rule 145 promulgated by the SEC under the
Securities Act.
1.24 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.25 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.26 “Shelf Registration” means a registration of securities pursuant to a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

1.27 “SPAC” shall have the meaning set forth in the Indenture.

1.28 “SPAC Financing Transaction” shall have the meaning set forth in the
Indenture.

1.29 “SPAC Transaction” shall have the meaning set forth in the Indenture.

1.30 “Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

2. Registration Rights. the Company covenants and agrees as follows:

2.1 Demand Registration; Shelf Registrations.

(a) Automatic Demand. If the Company closes the SPAC Transaction or other Qualified Public Company Event, the Company covenants and agrees to file a registration statement for a Shelf Registration registering the resale of the Registrable Securities on a delayed or continuous basis, on Form S-3 or, if the Company is ineligible therefor, on Form S-1 (the “Initial Registration Statement” and together with any Subsequent Shelf Registration (as defined below), the “Shelf”), if any, no later than sixty (60) days after the closing of the SPAC Transaction or other Qualified Public Company Event and use its commercially reasonable efforts to have the Initial Registration Statement declared effective as soon as practicable after the filing thereof, but no later than one hundred twenty (120) days following the closing of the SPAC Transaction or other Qualified Public Company Event (or one hundred eighty (180) days if the SEC notifies the SPAC or the Company, as applicable, that it will “review” the Initial Registration Statement). The Shelf shall provide for the resale of Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall maintain the Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf effective and in compliance with the provisions of the Securities Act. In the event the Company files a Shelf on Form S-1, the Company shall use its reasonable best efforts to convert such Shelf (and any Subsequent Shelf Registration) to a Shelf on Form S-3 as soon as practicable after the Company is eligible to use Form S-3.

(b) Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason, the Company shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer) and (ii) keep such Subsequent Shelf Registration continuously effective. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by a majority in interest of the Holders.

(c) Shelf Takedown. At any time and from time to time after the effective date of the Shelf, Holders may request to sell in an underwritten offering that is registered pursuant to the Shelf (a “Shelf Takedown”) all or a portion of their Registrable Securities (1) having an anticipated aggregate offering price, net of Selling Expenses, in excess of $25,000,000 or (2) constituting the total aggregate Registrable Securities then held by all Holders. Upon the Company’s receipt of any such request, the Company shall (x) within three (3) days after the date such request is given, give notice thereof (a “Shelf Takedown Demand Notice”) to all Holders other than the Initiating Holders, if applicable; and (y) as soon as practicable, include in such Underwritten Shelf Takedown all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within ten (10) days after the Company sends the Shelf Takedown Demand Notice, and in each case, subject to the limitations of Sections 2.1(f). In connection with any Shelf Takedown, the Company shall not effect in a primary offering (or, if requested by the managing underwriter(s) of such Shelf Takedown, any secondary offering) any public sale or distribution of its equity securities or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8 or Form S-4 under the Securities Act), during the seven (7) days prior to and the ninety (90) day period beginning on the date of pricing of such Shelf Takedown or such other period provided in the underwriting, placement or similar agreement executed in connection with such Shelf Takedown. The Company shall not be obligated to effect, or to take any action to effect, any Shelf Takedown pursuant to this Section 2.1(c) after the Company has effected two (2) Shelf Takedowns pursuant to this Section 2.1(c).

(d) Form S-1 Demand. If at any time after the date that is one hundred and eighty (180) days after the effective date of the registration statement mentioned in Section 2.1(a) and (b), the Company receives a request from Holders that the Company file a Form S-1 registration statement with respect to Registrable Securities (1) having an anticipated aggregate offering price, net of Selling Expenses, in excess of $25,000,000 or (2) constituting the total aggregate Registrable Securities then held by all Holders, then the Company shall (x) within ten
(10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders, if applicable; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the applicable limitations of Sections 2.1(f) and 2.3; provided that the Company may use a Form S-3 registration statement instead of a Form S-1 registration statement pursuant to this Section 2.1(e) if the Company would qualify to use a Form S-3 registration statement within sixty (60) days after the date on which the request from Holders is received.

(e) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of Registrable Securities that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the applicable limitations of Sections 2.1(f) and 2.3.

(f) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting or provided a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, the disclosure of which would reasonably be expected to materially and adversely affect the Company; or (iii) be prohibited under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods (and any associated liquidated damages, if any) with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such period other than an Excluded Registration.

(g) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Sections 2.1(d) – (e): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration other than an Excluded Registration or pursuant to a Merger Registration Statement, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective or (ii) after the Company has effected, in the aggregate, two (2) registrations pursuant to Sections 2.1(b) and (d). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(e): (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration other than an Excluded Registration or pursuant to a Merger Registration Statement, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Section 2.1(e) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(g) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(e); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2.1(f), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2.1(g).

(h) Liquidated Damages. For each 30-day delay in the filing or effectiveness of the Initial Registration Statement pursuant to Section 2.1(a) (including for each 30-day period the Initial Registration Statement ceases to be effective or is otherwise unavailable for use after it is initially declared effective, in each case, subject to the applicable limitations of Section 2.1(f) and 2.3) the Company shall pay to the Holders an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 0.25% multiplied by the principal amount of the Note (the “Monthly Liquidated Damage Amount”); provided, however, that the Monthly Liquidated Damage Amount will be capped at the product of 3.0% multiplied by the principal amount of the Note for any delay beyond one year. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure.

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders, including pursuant to any Other Registration Rights Agreement (as defined below)) any of its securities under the Securities Act (other than in an Excluded Registration or pursuant to a Merger Registration Statement), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. If the registration referred to in this Section 2.2 is proposed to be underwritten, the Company will so advise the Holders as a part of the written notice given pursuant to this Section
b.and the terms of Section 2.3 shall apply to such underwritten offering. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6. No withdrawn registration shall count as one of the permitted Demand Registrations granted to the Holders under this Agreement.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by a registration statement by means of an underwriting, they shall either in the case of (i) an underwriting under a registration statement filed pursuant to Section 2.1(d) or 2.1(e) or (ii) an Underwritten Shelf Takedown, so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice or Shelf Takedown Demand Notice, as applicable. The underwriter(s) will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Board of Directors. In such event, the right of any Holder (or any other Requesting Holder (as defined below)) to include such Holder’s Registrable Securities and the Requesting Holder’s securities in such registration shall be conditioned upon such Holder’s and Requesting Holder’s, if applicable, participation in such underwriting and the inclusion of such Holder’s Registrable Securities and the Requesting Holder’s securities, if applicable, in the underwriting to the extent provided herein. All Holders and Requesting Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities, including all Requesting Holders, if applicable, that otherwise would be underwritten pursuant hereto, and the number of securities that may be included in the underwriting shall be allocated among (i) such Holders of Registrable Securities, including the Initiating Holders, pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”); (ii) such holders of shares of Common Stock under a registration rights agreement entered into in connection with the SPAC Transaction or any SPAC Financing Transaction (any such agreement, a “PIPE Registration Rights Agreement” and any such requesting holders thereunder, “PIPE Requesting Holders”), as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata and (iii) any such other holders of shares of Common Stock that the Company is obligated to register pursuant to written contractual arrangements with such persons (any such agreement, “Another Registration Rights Agreement” and, together with any PIPE Registration Rights Agreements, the “Other Registration Rights Agreements” and any such requesting holders thereunder, “Other Requesting Holders” and, together with the PIPE Requesting Holders, the “Requesting Holders”), as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, or in such other proportions as shall mutually be agreed to by all such owners of Common Stock under this Agreement or the Other Registration Rights Agreements; provided, however, that the number of Registrable Securities held by the Holders (or equivalent securities held by the Requesting Holders, if applicable) to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or Requesting Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the securities, including Registrable Securities, requested to be registered can be included in such offering, then the securities that are included in such offering shall be allocated among (i) the selling Holders, Pro Rata; (ii) the PIPE Requesting Holders, Pro Rata, and (iii) the Other Requesting Holders, Pro Rata, or in such other proportions as shall mutually be agreed to by all such owners of Common Stock under this Agreement or the Other Registration Rights Agreements. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or Requesting Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities (under this Agreement or the equivalent under the Other Registration Rights Agreements) included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities (under this Agreement or the equivalent under the Other Registration Rights Agreements) included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is a Qualified Public Company Event, in which case the selling Holders (under this Agreement or the equivalent under the Other Registration Rights Agreements) may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder (under this Agreement or the equivalent under the Other Registration Rights Agreements) that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities (under this Agreement or the equivalent under the Other Registration Rights Agreements) owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities pursuant to a registration statement or Shelf Takedown, as applicable, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement and timely pay all required filing fees in respect thereof, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective until the distribution contemplated in the registration statement has been completed;

(b) prepare and file with the SEC, and timely pay all required filing fees in respect of, any such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, (i) as may be necessary to comply with the Securities Act, including post-effective amendments to each registration statement as may be necessary to keep such registration statement continuously effective for the applicable time period required hereunder, and if applicable, file any registration statements pursuant to Rule 462(b) promulgated under the Securities Act; (ii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iii) as may be necessary to comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the selling Holders thereof set forth in such registration statement as so amended or in such prospectus as so supplemented; (iv) provide additional information related to each registration statement as requested by, and obtain any required approval necessary from, the SEC or any Governmental Entity; and (v) respond as promptly as reasonably practicable to any comments received from the SEC and request acceleration of effectiveness promptly after it learns that the SEC will not review the registration statement or after it has satisfied comments received from the SEC;

(c) (i) prior to making any such filings described in clauses (a) or (b) above, at the Company’s expense, furnish to the Holders whose securities are covered by the applicable registration statement copies of all such documents, other than documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by such Holders no less than 5 business days prior to the proposed filing date and (ii) promptly following any such filing, notify the Holders of such filing, the effectiveness of any post-effective amendment, and any written comments by the SEC, blue sky or securities commissioner or regulator of any state with respect to any such filing;

(d) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(e) use its commercially reasonable efforts (i) to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to, upon reasonable advance notice from a majority in interest of the Holders, do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f) in the event of any underwritten public offering, enter into and perform its obligations under such customary agreements, in usual and customary form, with the underwriter(s) of such offering (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as the Holders of a majority in interest of the Registrable Securities included in such Shelf Takedown or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, a combination of shares, or other recapitalization) and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any, to the extent reasonably requested by the lead or managing underwriters, with all out of pocket costs and expenses incurred by the Company or such officers in connection with such attendance and participation to be paid by the Company;

(g) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(i) for a reasonable period prior to the filing of any registration statement, upon reasonable notice and during normal business hours, promptly make available for inspection and copying by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement or Shelf Takedown, and any attorney or accountant or other agent retained by any such Holder or underwriter or selected by the selling Holders, those financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary, advisable or desirable solely for purposes of such registration statement or Shelf Takedown, as applicable, and to conduct appropriate due diligence in connection therewith; provided that the recipient agrees to keep such information confidential (to the extent the Company indicates such information is confidential);

(j) permit any Holder of Registrable Securities, their respective counsel, any underwriter participating in any disposition pursuant to a registration statement, and any other attorney, accountant or other agent retained by any such Holder of Registrable Securities or underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such registration statement and any prospectus supplements relating to a Shelf Takedown, if applicable;

(k) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(l) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus;

(m) cooperate with each Holder of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with filings required to be made with FINRA, if any, including using commercially reasonable efforts to obtain FINRA’s pre-clearance and pre-approval of the applicable registration statement and prospectus upon filing with the SEC;

(n) obtain and furnish to each such Holder of Registrable Securities, including Registrable Securities in a Shelf Takedown or underwritten offering, copies of (i) a customary cold comfort and bring down letter from the Company’s independent public accountants, (ii) a customary legal opinion of counsel to the Company addressed to the relevant underwriters, in each case in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters in such Shelf Takedown reasonably request, (iii) a negative assurances letter of counsel to the Company in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters in such Shelf Takedown reasonably request, and (iv) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities included in such Shelf Takedown;

(o) with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of a majority of the Holders of the Registrable Securities that are being sold pursuant to such Free Writing Prospectus;

(p) pay the fees of the Company’s transfer agent and any reasonable, documented legal fees of outside counsel to the Company to provide an opinion to the effect that such transfer is permitted under the Securities Act and applicable state laws (or if outside counsel to the Company is unwilling or unavailable to provide such opinion, the reasonable, documented legal fees of one outside counsel to the Holders to provide such opinion) to effectuate the transfer of Registrable Securities from Holders to other Persons, as permitted by Section 3.1; provided, in each case, that such Holders shall provide such certificates and other documentation as the Company shall reasonably request in connection with such opinions and transfers; and

(q) use its commercially reasonable efforts to take all other actions necessary to effect the registration and sale of the Registrable Securities contemplated hereby.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) arising from, incident to or incurred in connection with registrations, filings, or qualifications pursuant to this Agreement, including, without limitation, all registration, filing, listing and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company and its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any sale of Registrable Securities pursuant to a registration); and the reasonable and documented fees and disbursements, not to exceed $100,000 per registration, of one counsel for the selling Holders (“Selling Holder Counsel”); fees and expenses incurred in connection with any “road show” for underwritten offerings, including travel expenses, shall be borne and paid by the Company; provided, however, that if any registration proceeding begun pursuant to Section 2.1 is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (other than during a period of delay under Section 2.1(f), then the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration (representing such withdrawn registration) pursuant to Sections 2.1(d) or 2.1(e), unless the Company is reimbursed by such Holders requesting withdrawal for all reasonable and documented out-of-pocket expenses incurred by the Company in connection with such registration (including reasonable fees of outside legal counsel and third party accountants; provided, further, that if at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request within reasonable promptness after learning such information, then the Holders shall not be required to pay any such expenses and shall not forfeit their right to one registration pursuant to Sections 2.1(d) or 2.1(e). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder of Registrable Securities, and the Affiliates, partners, members, managers, officers, directors, and equityholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the fullest extent permitted by law, each Holder of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, and each of its Affiliates, directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the majority in interest of the Holders, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid or incurred by such Holder), except in the case of fraud or willful misconduct by such Holder; provided, further, that a Holder shall not be liable in any case to the extent that prior to the filing of any such registration statement or Disclosure Package, or any amendment thereof or supplement thereto, such Holder has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of such registration statement or Disclosure Package, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid or incurred by such Holder), except in the case of willful misconduct or fraud by such Holder. For the avoidance of doubt, the amount paid or payable by an indemnified party as a result of the Damages (or actions in respect thereof) referred to above in this Section 2.8(d) shall be deemed to include any documented legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action or claim.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the foregoing provisions shall control as to any matter provided for or addressed therein that are not provided for or addressed in the underwriting agreement.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement or any provisions hereof.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for any Qualified Public Company Event;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements);

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for any Qualified Public Company Event), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form); and

(d) upon request of any Holder, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that any legend affixed to any Registrable Securities is no longer required under the Securities Act and applicable state laws, the Company shall promptly cause such legend to be removed from any certificate for any Registrable Securities, including by providing any opinion of counsel to the Company that may be required by the transfer agent to effect such removal.

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) other than pursuant to an “underwriter cutback” under an Other Registration Rights Agreement that is consistent with Section 2.3, allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) other than under an Other

Registration Rights Agreement, allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

2.11 [Reserved].

2.12 [Reserved].

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Sections 2.1 or
2.2 shall terminate upon the 5th anniversary of any Qualified Public Company Event.

2.14 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s operating documents, or elsewhere, as the case may be.

2.15 Most Favored Nations. To the extent that the Company, on or after the date hereof, grants any such superior or more favorable rights or terms relating to the subject matter of this Agreement to any Person (including under any Other Registration Rights Agreement) than those provided to the Holders as set forth herein, any such superior or more favorable rights or terms shall also be deemed to have been granted simultaneously to each Holder on the date of such grant and the Company shall amend this Agreement to reflect such superior or more favorable rights.

3 Miscellaneous.

3.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to any transferee or assignee in connection with any transfer, assignment or other conveyance of Registrable Securities (other than a transfer pursuant to a registration statement or under Rule 144 promulgated under the Securities Act); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee that is an Affiliate or stockholder of a Holder shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

3.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail (provided no notice of non-delivery is generated); (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature pages or Schedule A hereto, or to the principal office of the Company and to the attention of David Brenner at david@purecycletech.com, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Jones Day, 1420 Peachtree Street, N.E., Suite 800, Atlanta, GA 30309, Attention: Joel May (jtmay@JonesDay.com) and if notice is given to the Holders, a copy (which copy shall not constitute notice) shall also be given to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, Attention: Sean Ewen (sewen@willkie.com) and Jason Pearl (jpearl@willkie.com).

(b) Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such Investor’s electronic mail address, and that failure to do so shall not affect the foregoing.

3.6 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, Schedule A hereto may be amended by the Company from time to time to add transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.8 Aggregation of Stock; Apportionment. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

3.9 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

4.0 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

3.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

PURECYCLE TECHNOLOGIES LLC

By: /s/ David Brenner     Name: David Brenner
Title: Chief Commercial Officer Email: david@purecycletech.com Address: 5950 Hazeltine National Dr.
Suite 650
Orlando, FL 32822

[Signature Page to Registration Rights Agreement]

INVESTOR: MAGNETAR STRUCTURED CREDIT FUND, LP
By: Magnetar Financial LLC, its general partner

/s/ Karl Wachter
Name: Karl Wachter
Title: General Counsel

Mailing Address:
c/o Magnetar Financial LLC
1603 Onington Avenue, 13th Floor Evanston, Illinois 60201
Attn. Chief Legal Officer
E: fisecuritynotices@magnet ar.com

INVESTOR: PURPOSE ALTERNATIVE CREDIT FUND -T LLC
By: Magnetar Financial LLC, its manager
/s/ Karl Wachter
Name: Karl Wachter
Title: General Counsel

Mailing Address:
c/o Magnetar Financial LLC
1603 Onington Avenue, 13th Floor Evanston, Illinois 60201
Attn. Chief Legal Officer
E: fisecuritynotices@magnet ar.com

[Signature Page to Registration Rights Agreement]

INVESTOR: PURPOSE ALTERNATIVE CREDIT FUND F LLC
By: Magnetar Financial LLC, its manager
/s/ Karl Wachter_____________
Name: Karl Wachter
Title: General Counsel

Mailing Address:
c/o Magnetar Financial LLC
1603 Onington Avenue, 13th Floor Evanston, Illinois 60201
Attn. Chief Legal Officer
E: fisecuritynotices@magnet ar.com

INVESTOR: MAGNETAR LONGHORN FUND LP
By: Magnetar Financial LLC, its investment manager

/s/ Karl Wachter_____________
Name: Karl Wachter
Title: General Counsel

Mailing Address:
c/o Magnetar Financial LLC
1603 Onington Avenue, 13th Floor Evanston, Illinois 60201
Attn. Chief Legal Officer
E: fisecuritynotices@magnet ar.com

INVESTOR: MAGNETAR PRCL HOLDINGS LIMITED
By: Magnetar Financial LLC, its investment manager

/s/ Karl Wachter_____________
Name: Karl Wachter
Title: General Counsel

Mailing Address:
c/o Magnetar Financial LLC
1603 Onington Avenue, 13th Floor Evanston, Illinois 60201
Attn. Chief Legal Officer
E: fisecuritynotices@magnet ar.com

INVESTOR: MAGNETAR LAKE CREDIT FUND LLC
By: Magnetar Financial LLC, its manager
/s/ Karl Wachter_____________
Name: Karl Wachter
Title: General Counsel

Mailing Address:
c/o Magnetar Financial LLC
1603 Onington Avenue, 13th Floor Evanston, Illinois 60201
Attn. Chief Legal Officer
E: fisecuritynotices@magnetar.com

SCHEDULE A

Investors

1.Purpose Alternative Credit Fund – T LLC

2.Purpose Alternative Credit Fund – F LLC

3.Magnetar Structured Credit Fund, LP

4.Magnetar Longhorn Fund LP

5.Magnetar PRCL Holdings Limited

6.Magnetar Lake Credit Fund LLC